                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the  shareholder  report of American  Century  Municipal
Trust (the "Registrant") on Form N-CSR for the period ending May 31, 2005 (the
"Report"),  we,  the  undersigned,  certify,  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  July 29, 2005

                                    /s/ William M. Lyons
                                    ------------------------------------
                                    William M. Lyons
                                    President
                                    (chief executive officer)

                                     /s/ Maryanne L. Roepke
                                     -----------------------------------
                                     Maryanne L. Roepke
                                     Sr. Vice President, Treasurer, and
                                     Chief Accounting Officer
                                     (chief financial officer)